CHANTICLEER HOLDINGS

# Investor Deck

March, 2018

NASDAQ: BURG



Little Big Burger | American Burger Co. | Hooters | BGR | Just Fresh

# This Is Our Story

**Chanticleer Holdings was formed and went public in June 2005 as a BDC (investment company) led by CEO Mike Pruitt and two financial analysts, all graduates of Coastal Carolina University. *(The Chanticleers … the inspiration behind our company name.)***

In the early days as a BDC, we made an investment in the parent company of the Hooters restaurant chain (HOA). With the subsequent death of the founder, Chanticleer acquired the company with two private equity partners. Upon closing this transaction, Chanticleer converted to an operating holding company focused on the restaurant sector. In 2012, Chanticleer completed a secondary offering to begin our expansion, initially with the Hooters brand before diversifying into the fast-casual burger category that today is our biggest revenue and growth engine.

In 2017, we changed our Nasdaq symbol to BURG to reflect this focus.

# Safe Harbor Statement

**Forward-Looking Statements**

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

**Non-GAAP Measures**

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction-related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules. For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015, available online at www.sec.gov.

# Chanticleer At A Glance

- Multiple nationally recognized restaurant brands
- Management team composed of industry veterans
- $10.9M market value with 2017 Revenue of $43M with corporate G&A at multi-year historical low
- Numerous recent M&A transactions in space
- Company at growth inflection point and gaining scale

| | |
|---|---|
| **Exchange**: NASDAQ | |
| **Ticker**: BURG | |
| **Common Shares**: 3M | |
| **Market Cap:** $10.9M | |
| **Share Price (3/5/18)**: $3.60 | |
| **52-Week Range:** $1.81 – $6.89 | |
| **Avg. Daily Volume:** 418,200 | |
| **Headquarters:** Charlotte, NC | |
| **Employees**: 1000+ | |
| **Founded**: 2005 | |

# Our Brand Portfolio

**AWARD WINNING REGIONAL BRANDS**

- Strong Unit Economics
- 57 Units, > $40M Annual Revenue
- >10% Aggregate Restaurant Operating EBITDA

**ACCELERATED UNIT GROWTH**

- Scalable model with 57 current locations and expected to grow 20%+ in 2018
- Little Big Burger expected to double from 12 to 24 locations in 2018
- Little Big Burger in the top 1% of industry for store level profits
- Return on investment for Little Big Burger stores between 60%-90%

# Strategic Plans and Timelines

| 2012-2015 | 2016-2017 | 2018 & Beyond |
|---|---|---|
| **Acquisition Phase** | **Integration Phase** | **Profitable Growth** |

**2012-2015 — Acquisition Phase**

- Fast Casual Acquisitions
  - Little Big Burger
  - BGR The Burger Joint
  - BT's Burger Joint
  - American Burger Co
  - Just Fresh

**2016-2017 — Integration Phase**

- Integrate Acquired Operations
- Improve Margins and Cash Flow
- G&A Reductions
- Disciplined Growth
- Strengthen Balance Sheet and Increase Liquidity

**2018 & Beyond — Profitable Growth**

- Accelerate Growth
- Expand Franchising
- Drive Cash Flow
- Close Underperforming Locations TBD
- Exit Non-core Business TBD



CHANTICLEER HOLDINGS

# Unique, Growing Brands

# Better Burgers – Accelerating Growth & Profitability

Little Big Burger

- Simple, Chef-Driven Menu
- Best Burger in Portland
- Industry Leading Unit Economics

**Accelerating Growth of Company and Franchise Stores**

BGR BURGERS GRILLED RIGHT

- Gourmet, Open Flame
- Best Burger in DC
- Strong Unit Economics

**Leverage New Image with Company and Franchise Store Design**

American Burger Co.

- Expanded Menu
- Turnaround Project
- Improving Unit Economics

Evaluate potential under-performing locations for closure to improve profitability and cash flow

# Little Big Burger


Amber
ALE


Camden's
CATSUP
Camden's
CATSUP




burger
fries
little big burger

BGR
BURGERS GRILLED RIGHT


BGR




BGR
BGR BURGERS GRILLED RIGHT


#1 Burger in Washington D.C.
– Washingtonian Magazine

AMERICAN BURGER CO.


AMERICAN ROADSIDE


FREE


AMERICAN BURGER CO.



Just Fresh
EAT WELL...FEEL GREAT

- Fresh Healthy Drinks, Sandwiches, Soups, and Salads
- Healthy Unit Economics
- Valuable Tradename – Large Potential

**Drive Cash Flow for Investment in Fast Casual Burgers**


PICK UP HERE

HOOTERS

- Iconic Brand – Recognized Worldwide
- Improving Financial Results
- Exploring Monetization Opportunities


HOOTERS
HOOTERS
HOOTERS

**Drive Cash Flow for Investment in Fast Casual Burgers**



# Financials

# Store Count and Revenue Growth

Systemwide Store Count

(As of Sept 30, 2017)



70
60
50
40
30
20
10
0
LBB
BT
BGR
JF
ABC
Hooters
1
2
3
6
18
5
5
8
26
7
6
13
62
8
4
23
7
5
15
57
8
24
7
9
9
58
9
24
7
9
9
61
11
25
7
9
9
57
11
22
7
9
8
2009
2010
2011
2012
2013
2014
2015
2016
Q1 17
Q2 17
Q3 17

Revenue



$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
1.47
6.382
7.28
23.34
35.3
42
42.8
2011
2012
2013
2014
2015
2016
Q3 2017 Annualized

# Cost Trends

Cost of Goods %


35%
35%
34%
34%
33%
33%
32%
34.5%
33.6%
34.3%
33.1%
32.7%
33.1%
32.8%
33.1%
34.0%
34.4%
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17

G&A %


23%
21%
19%
17%
15%
13%
11%
9%
7%
5%
21.0%
17.8%
15.0%
16.6%
12.8%
12.3%
14.2%
14.0%
10.1%
8.9%
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17

CHANTICLEER HOLDINGS

# Growth Strategy

# Better Burgers – Accelerating Growth & Profitability

- **Award-winning regional brands**
  - Cult-like following at Little Big Burger
  - Broad customer appeal
  - Strong unit level economics – new stores generating strong results

- **Little Big Burger and BGR present strong growth potential**
  - Small, economical, easy to open and manage
  - Superior EBITDA margins and cash on cash returns
  - Strong Franchising interest

# Example Unit-Level Economics

| | American Burger Co. | BGR | Little Big Burger |
|---|---|---|---|
| **Est. Revenue per store** | **$850,000** | **$825,000** | **$700,000** |
| Avg Size, sq ft | 2,500 | 1,800 | 1,400 |
| **Target EBITDA margin** | **15%** | **15%** | **20%** |
| **EBITDA per unit** | **$127,500** | **$123,750** | **$140,000** |
| Est. Initial Investment | $450,000 | $400,000 | $250,000 |
| Est. 15% TI allowance | $(67,500) | $(60,000) | $(37,500) |
| Est. Net Initial Investment | $382,500 | $340,000 | $212,500 |
| **Est. Cash on Cash Return** | **33%** | **36%** | **66%** |

# Growth Strategy

- **Awarding national franchise opportunities**
  - Signed multi-unit franchise deal for a minimum of 8 restaurants in Southern California
  - Signed multi-unit franchise deal for a minimum of 3 restaurants in Austin, Texas
  - Others in pipeline

- **Continuing to open Company stores in the Pacific Northwest. First location on east coast opened in Q3**

- **Uniquely simple and profitable concept - industry leading unit economics**
  - Smaller footprint
  - Contemporary design
  - 20% + EBITDA Margins

# Burger Store Development Pipeline

| BRAND | LOCATION | TIMING |
|---|---|---|
| **Little Big Burger** *(1200 - 2000 sq ft)* | Hassalo - Portland, OR | Opened Q1 (EB5) |
| | Platform - Hillsboro, OR | Opened Q2 (EB5) |
| | Progress Ridge - Beaverton, OR | Opened Q2 (Fin Ptr) |
| | Prosperity Village - Charlotte, NC | Opened Q3 2017 ( Fin Ptr) |
| | Capitol Hill - Seattle, WA | Mid 2018 (Fin Ptr) |
| | Green Lake Village - Seattle, WA | Mid 2018 (Fin Ptr) |
| | Smith & Burn - Seattle, WA | Mid 2018 (Fin Ptr) |
| | Multnomah Village - Portland, OR | Mid 2018 (Fin Ptr) |
| | Lake Oswego, OR | Mid 2018 |
| | Rea Farms - Charlotte, NC | Mid 2018 |
| **BGR** *(1400 - 2400 sq ft)* | Mosaic District - Northern VA | Opened Q2 (Internally Funded) |
| | Catholic University - Northern VA | Q1 2018 |
| **American Burger** *(2000 - 2500 sq ft)* | None Planned | N/A |

**Company only – Does not include potential Franchisee Sites pending – (BGR Bloomfield NJ and Reston VA, LBB Austin TX, and San Diego #2)*

# Valuation Relative to Peers

Chanticleer Holdings enterprise value is currently half of 1X revenues compared to industry median of 3.1X



US QSR & COFFEE/SNACKS PUBLIC RESTAURANT VALUATIONS MORE THAN DOUBLE IN EIGHT YEARS
+121%
2009
2017
10x
9x
8x
7x
6x
5x
4x
3x
2x
1x
0x
EV/Revenue
MEDIAN: 1.4X
MEDIAN: 3.1X
www.aaronallen.com
© 2017 Aaron Allen
Source: Aaron Allen & Associates, public data
* Notes: 2017 Estimate

# Conclusion

- **Executing strategy to drive expansion**
  - 10-15 new stores in 2018
  - Expanding capital-light franchising model

- **Focused on attractive store economics and large growth potential**
  - Portfolio of valuable brands provides significant headroom for organic growth

- **Strengthening balance sheet**

- **Evaluating Asset Sale opportunities and closing underperforming stores to improve cash flow and operating margin**

**Jason Assad**
*Investor & Media Relations*

**P**: (678) 570-6791
**E**: ir@chanticleerholdings.com

# Appendix – EBITDA Reconciliation

**Chanticleer Holdings, Inc. and Subsidiaries**
**Reconciliation of Net Loss to EBITDA**
(Unaudited)

| | Three Months Ended | | Nine Months Ended | |
|---|---|---|---|---|
| | September 30, 2017 | September 30, 2016 | September 30, 2017 | September 30, 2016 |
| Consolidated Net Loss | $(1,726,211) | $(888,291) | $(4,902,324) | $(2,405,108) |
| Interest expense | 309,538 | 453,150 | 1,218,379 | 1,704,556 |
| Income tax | 56,070 | 52,474 | 169,398 | 137,867 |
| Depreciation and amortization | 572,798 | 590,433 | 1,768,837 | 1,738,815 |
| EBITDA | $(787,805) | $207,767 | $(1,745,709) | $1,176,130 |
| Restaurant pre-opening and closing expenses | 34,349 | 110,432 | 139,545 | 117,987 |
| Change in fair value of derivative liabilities | - | (102,507) | - | (1,231,608) |
| (Gain) loss on debt refinancing | - | - | 95,310 | - |
| Asset impairment charge | 838,928 | - | 1,472,890 | - |
| Transaction and severance related expenses | 10,000 | - | 92,750 | 98,399 |
| Other income (expense) | (37,839) | (32,357) | (50,050) | (12,388) |
| Adjusted EBITDA | $57,634 | $183,334 | $4,737 | $148,520 |
| General and administrative expenses | 942,959 | 1,351,112 | 3,340,251 | 4,302,427 |
| Franchise revenue | (105,823) | (95,542) | (289,626) | (381,481) |
| Management fee revenue | (24,999) | (25,000) | (74,982) | (75,000) |
| Restaurant EBITDA | $869,771 | $1,413,905 | $2,980,380 | $3,994,466 |